                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            0-19907              48-1109495
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

     224 East Douglas, Suite 700, Wichita, KS                      67202
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     (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        REGULATION FD DISCLOSURE.

         On October 18, 2006 Lone Star Steakhouse & Saloon, Inc., a Delaware
corporation (the "Company") held a conference call to discuss the financial results of the Company for its fiscal quarter ended September 5, 2006. A copy of the transcript of the call is attached to this Current Report on Form 8K as
Exhibit 99.1 and is incorporated herein. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

Item 8.01.        OTHER EVENTS.

         As described in ITEM 7.01. REGULATION FD DISCLOSURE, on October 18,
2006 the Company held a conference call to discuss the financial results of the
Company for its fiscal quarter ended September 5, 2006.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Exhibits
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           99.1                     Transcript from third quarter earnings
                                    conference call held on October 18, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: October 18, 2006                      By: /s/ John D. White
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                                                 Name:  John D. White
                                                 Title: Executive Vice President